Schedule of Investments(a)
July 31, 2025
(Unaudited)

Shares		Value
Common Stocks & Other Equity Interests–99.32%
Fertilizers & Agricultural Chemicals–2.90%
CF Industries Holdings, Inc.	131,697	$12,225,433
Integrated Oil & Gas–46.01%
BP PLC, ADR(b)	511,486	16,444,275
Chevron Corp.	356,745	54,096,811
Exxon Mobil Corp.	386,542	43,153,549
Shell PLC, ADR (United Kingdom)(b)	486,342	35,118,756
Suncor Energy, Inc. (Canada)	721,230	28,446,319
TotalEnergies SE (France)	284,630	16,925,655
		194,185,365
Multi-Utilities–1.57%
Sempra	81,294	6,640,094
Oil & Gas Drilling–1.26%
Noble Corp. PLC(b)	198,358	5,317,978
Oil & Gas Equipment & Services–9.02%
Atlas Energy Solutions, Inc.(b)	301,475	3,919,175
Baker Hughes Co., Class A	101,651	4,579,377
Schlumberger N.V.	371,911	12,570,592
Tenaris S.A.	973,822	17,007,965
		38,077,109
Oil & Gas Exploration & Production–23.85%
Canadian Natural Resources Ltd. (Canada)	629,380	19,922,493
ConocoPhillips	247,850	23,630,019
Diamondback Energy, Inc.	23,164	3,443,560
EOG Resources, Inc.	103,833	12,462,037
EQT Corp.	206,237	11,085,239
Expand Energy Corp.	131,056	13,732,048
Permian Resources Corp.(b)	660,932	9,358,797
Tourmaline Oil Corp. (Canada)(b)	164,372	6,995,537
		100,629,730
Oil & Gas Refining & Marketing–6.70%
Marathon Petroleum Corp.	82,865	14,102,794
Shares		Value
Oil & Gas Refining & Marketing–(continued)
Phillips 66	114,767	$14,182,906
		28,285,700
Oil & Gas Storage & Transportation–7.20%
Cheniere Energy, Inc.	65,442	15,436,459
South Bow Corp. (Canada)	569,061	14,945,244
		30,381,703
Specialty Chemicals–0.81%
Albemarle Corp.(b)	50,094	3,398,878
Total Common Stocks & Other Equity Interests (Cost $396,845,447)		419,141,990
Money Market Funds–0.82%
Invesco Government & Agency Portfolio, Institutional Class, 4.25%(c)(d)	1,216,900	1,216,900
Invesco Treasury Portfolio, Institutional Class, 4.23%(c)(d)	2,259,992	2,259,992
Total Money Market Funds (Cost $3,476,892)		3,476,892
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.14% (Cost $400,322,339)		422,618,882
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–14.93%
Invesco Private Government Fund, 4.32%(c)(d)(e)	17,525,586	17,525,586
Invesco Private Prime Fund, 4.46%(c)(d)(e)	45,493,025	45,502,124
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $63,027,710)		63,027,710
TOTAL INVESTMENTS IN SECURITIES–115.07% (Cost $463,350,049)		485,646,592
OTHER ASSETS LESS LIABILITIES—(15.07)%		(63,616,190)
NET ASSETS–100.00%		$422,030,402
Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at July 31, 2025.
(c)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the three months ended July 31, 2025.

	Value April 30, 2025	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value July 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,767,125	$3,732,701	$(5,282,926)	$-	$-	$1,216,900	$22,701
Invesco Treasury Portfolio, Institutional Class	5,138,980	6,932,159	(9,811,147)	-	-	2,259,992	42,554
See accompanying notes which are an integral part of this schedule.
Invesco Energy Fund

	Value April 30, 2025	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value July 31, 2025	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$5,159,115	$94,654,198	$(82,287,727)	$-	$-	$17,525,586	$140,723*
Invesco Private Prime Fund	13,427,118	226,678,241	(194,604,014)	-	779	45,502,124	383,455*
Total	$26,492,338	$331,997,299	$(291,985,814)	$-	$779	$66,504,602	$589,433

*	Represents the income earned on the investment of cash collateral. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of July 31, 2025.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Energy Fund

Notes to Quarterly Schedule of Portfolio Holdings
July 31, 2025
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect Invesco Advisers, Inc.’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of July 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$385,208,370	$33,933,620	$—	$419,141,990
Money Market Funds	3,476,892	63,027,710	—	66,504,602
Total Investments	$388,685,262	$96,961,330	$—	$485,646,592
Invesco Energy Fund